Property, Plant and Equipment, Net	12 Months Ended
Dec. 31, 2025
Property, plant and equipment, Net [Abstract]
Property, plant and equipment, Net

6. Property, plant and equipment, Net

Property, plant and equipment, net consisted of the following:

	December 31, 2025	December 31, 2024
	US$	US$
Furniture and equipment	1,118,370	1,098,035
Office equipment	8,349	8,349
Computers	16,411	—
AI hardware	580,000	—
Land	962,272	—
Buildings	371,131	—
Leasehold improvement	19,706	19,706
Total	3,076,239	1,126,090
Less: Accumulated impairment charges	(131,500)	(14,049)
Less: Accumulated depreciation	(496,744)	(332,182)
Foreign currency translation adjustment	25,661	(19,757)
Property and equipment, net	2,473,656	760,102

Depreciation expenses are recorded in costs of sales and general and administrative expenses. The Company recorded depreciation expenses of US$164,562, US$199,668 and US$124,413 during the years ended December 31, 2025, 2024 and 2023, respectively. Specifically, US$154,110, US$196,575 and US$110,835 of the depreciation expenses were recorded in costs of sales for the years ended December 31, 2025, 2024 and 2023, respectively. US$10,452, US$3,093 and US$13,577 of the depreciation expenses were recorded in general and administrative expenses for the years ended December 31, 2025, 2024 and 2023, respectively. As of December 31, 2025, the AI hardware remains under development, no depreciation expenses have been recognized.

The land and buildings of US$1.3 million are pledged for the bank loan (Note 10).

During the year ended December 31, 2025, the Company recorded an impairment loss of long-lived assets of US$117,451 (2024 and 2023: nil), reflecting the discontinuation of certain long-lived assets in connection with the Company’s strategic business shift.